(File Nos. 811-09035 and 333-65225)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant	[ ]

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THE BARRETT FUNDS
(Name of Registrant as Specified In Its Charter)

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THE BARRETT FUNDS
90 PARK AVENUE
NEW YORK, NEW YORK 10016

March 1, 2010

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of the Barrett Growth Fund (the “Fund”), a series of The Barrett Funds.

The meeting is scheduled to be held at 10:00 a.m. Eastern time on Monday, March 29, 2010, at the offices of the Fund, located at 90 Park Avenue, New York, NY 10016.  Please take the time to carefully read the Proxy Statement and cast your vote.

The purpose of the meeting is to seek your approval for a proposed reorganization of the Fund. The Fund is currently organized as a series of The Barrett Funds. After completion of the proposed tax-free reorganization, the Fund would be a series of Trust for Professional Managers, an open-end investment company with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202. This proposed reorganization of the Fund will not result in a change in the investment adviser to the Fund, or any material change to the Fund’s investment objective, strategies or investment policies.

We think that this proposal is in the best interest of the shareholders of the Fund. The Board of Trustees has unanimously recommended that shareholders of the Fund vote “FOR” the proposal.

Should you have any questions, please feel free to call us at 877-363-6333.  We will be happy to answer any questions you may have.  For voting instructions, please refer to the enclosed ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the meeting, please complete the enclosed proxy and return it promptly whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

/s/ Peter H. Shriver

Peter H. Shriver
President
The Barrett Funds

Barrett Growth Fund
a series of The Barrett Funds
90 Park Avenue
New York, New York 10016

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held March 29, 2010

Dear Shareholders:

The Board of Trustees of The Barrett Funds, an open-end investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Barrett Growth Fund, a separate series of The Barrett Funds, to be held at the offices of the Barrett Growth Fund, located at 90 Park Avenue, New York, New York 10016, on Monday, March 29, 2010 at 10:00 a.m. Eastern time, for the following purpose:

1.
to approve a proposed Agreement and Plan of Reorganization for the Barrett Growth Fund, a series of The Barrett Funds (the “Acquired Fund”), and the Barrett Growth Fund (the “Acquiring Fund”), a series of Trust for Professional Managers (“TPM”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed pro-rata by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund, which has identical investment policies and strategies and substantially similar investment restrictions as the Acquired Fund; and

2.	the transaction of such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on Thursday, December 31, 2009, the record date for the special meeting, are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

This proxy statement, the annual or most recent semi-annual report to shareholders of the Acquired Fund and the prospectus of the Acquired Fund are available at www.barrettgrowthfund.com, or by contacting the Acquired Fund at (877) 363-6333.

The Board of Trustees has unanimously recommended that shareholders of the Acquired Fund vote “FOR” the proposal.

By Order of the Board of Trustees

/s/ Paula J. Elliott

Paula J. Elliott, Secretary
The Barrett Funds
March 1, 2010

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Barrett Growth Fund
a series of The Barrett Funds

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by The Barrett Funds (the “Trust”), an open-end investment company registered with the United States Securities and Exchange Commission (the “SEC”), with its principal office located at 90 Park Avenue, New York, New York 10016. The proxies are to be used at a special meeting of the shareholders of the Barrett Growth Fund, a series of the Trust (the “Acquired Fund”) at the offices of the Acquired Fund, on Monday, March 29, 2010 at 10:00 a.m., Eastern time, and any adjournment of the meeting. The primary purpose of the meeting is for shareholders of the Acquired Fund to consider and approve the following proposals:

1.
to approve a proposed Agreement and Plan of Reorganization for the Acquired Fund and the Barrett Growth Fund (the “Acquiring Fund”), a series of Trust for Professional Managers (“TPM”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed pro-rata by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund, which has identical investment policies and strategies and substantially similar investment restrictions as the Acquired Fund; and

2.	the transaction of such other business as may properly come before the meeting or any adjournments thereof.

The date of the first mailing of the Notice of the meeting, this Proxy Statement and the Proxy Card will be on or about March 1, 2010.

SUMMARY OF PROPOSAL

Approval of an Agreement and Plan of Reorganization under which the Barrett Growth Fund, a series of the Trust, would be reorganized into the Barrett Growth Fund, a series of TPM, in a tax-free reorganization.

At a meeting held on January 13, 2010, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and unanimously approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Acquired Fund, and TPM, on behalf of the Acquiring Fund, substantially in the form attached to this Proxy Statement as Exhibit A (the “Plan of Reorganization”). The Board of Trustees has unanimously recommended that shareholders of the Acquired Fund vote “FOR” the proposal.

If approved by shareholders of the Acquired Fund, under the Plan of Reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund, a newly organized series of TPM, in exchange for a number of Acquiring Fund shares equivalent in class, number and value to shares of the Acquired Fund outstanding immediately prior to the Closing Date (as defined below), followed by a distribution of those shares to Acquired Fund shareholders so that each Acquired Fund shareholder would receive shares of the Acquiring Fund equivalent to the number of Acquired Fund shares held by such shareholder on March 30, 2010, or as soon as practicable thereafter (the “Closing Date”) (this transaction is referred to as the “Reorganization”). The Acquired Fund and the Trust will then be completely liquidated. Like the Trust, TPM is a Delaware statutory trust and an open-end investment company registered with the SEC.

If the Reorganization is approved and implemented, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The Acquiring Fund’s investment objective and principal investment strategies are identical, and the investment restrictions are substantially similar, to those of the Acquired Fund. In addition, the current investment adviser to the Acquired Fund, Barrett Associates, Inc., 90 Park Avenue, New York, New York 10016 (the “Adviser”), will continue to serve as the investment adviser to the Acquiring Fund. However, the Board of Trustees of TPM has different members than the Board of Trustees of the Trust. In addition, the shares of the Acquiring Fund generally will have the same legal characteristics as the shares of the Acquired Fund with respect to voting rights, assessibility, conversion rights and transferability. By approving the Plan of Reorganization, shareholders are, in essence, approving the investment advisory agreement, the Board of Trustees and the distribution agreement of the Acquiring Fund, as more fully discussed below. If approved, the Reorganization is expected to take effect on or about March 30, 2010, although the date may be adjusted in accordance with the Plan of Reorganization.

You may vote by attending the meeting and voting in person or by completing, dating and signing the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope.

The most recent prospectus and annual or semi-annual report of the Acquired Fund are available free of charge. Please contact the Acquired Fund at the address set forth on the first page of this Proxy Statement or by calling, toll-free, 877-363-6333, and they will be sent to you by first class mail.

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The Funds’ Investment Objectives, Principal Investment Strategies and Risks, and Limitations and Restrictions
The investment objective, principal investment strategies and risks of the Acquired Fund and the Acquiring Fund (each a “Fund” and collectively, the “Funds”) will be identical. The fundamental investment restrictions of the Acquired Fund and the Acquiring Fund are substantially similar. The Acquiring Fund is newly organized and will commence operation on the Closing Date. Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Investment Objectives
The investment objective of both Funds is to achieve long-term capital appreciation and to maximize after-tax returns. The investment objectives, strategies and policies of each Fund may be changed without the approval of the Fund’s shareholders upon advance written notice to shareholders.

Principal Investment Strategies
Both Funds attempt to achieve their investment objective by investing in common stocks of high-quality companies that the Adviser believes have superior growth potential and stocks that can be purchased at reasonable prices.  Each Fund invests primarily in a diversified portfolio of common stocks of large and mid-sized U.S. companies selected by the Adviser.  The Funds may also purchase securities with an equity component, such as preferred stock, warrants, rights or other securities that are convertible into or exchangeable for shares of common stock.  Each Fund may invest up to 25% of its net assets in foreign securities, and will normally make such investments through the purchase of American Depositary Receipts (“ADRs”).  In addition, both Funds may, from time to time, purchase options, futures contracts or other instruments (such as depository receipts) that relate to a particular stock index.

Temporary Defensive Positions
From time to time, each Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions.  For example, each Fund may hold up to 100% of its assets in money market investments, including short-term obligations of the U.S. government and its agencies or instrumentalities, bank obligations, commercial paper, repurchase agreements or money market mutual funds.  Each Fund also may invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.  As a result of engaging in these temporary measures, each Fund may not achieve its investment objectives.

Investment Risks
Many factors affect performance and neither Fund can guarantee that it will achieve its investment objective. When you redeem your shares of a Fund, the shares could be worth more or less than what you paid for them. As a result, an investor could lose money on an investment in either Fund. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Each Fund is subject to the following principal risks:

•
Management Risk.  The risk that investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	General Market Risk. The risk that certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•
Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer and that participation in the growth of an issuer may be limited.

•	Growth Stock Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.
•
Foreign Securities Risk.  The risk of investments in foreign companies, including ADRs, which represent an ownership in a foreign country, involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  These risks may also apply to U.S. companies that have substantial foreign operations.

•
Large-Capitalization Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Mid-Capitalization Company Risk.  The mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, mid-cap stocks may be more volatile than those of larger companies.

•
Options and Futures Risk.  Options and futures may be more volatile than investments in securities, involve additional costs and may involve a small initial investment relative to the risk assumed.  In addition, the value of an option or future may not correlate perfectly to the underlying securities index or overall securities markets.

Limitations and Restrictions
The fundamental investment restrictions of each Fund may only be changed by the approval of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” of a fund means the vote of: (i) more than 50% of the outstanding voting securities of the fund; or (ii) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

The fundamental investment restrictions of each Fund regarding underwriting is identical. With respect to diversification of the Fund, the Acquired Fund did not have a specific fundamental investment policy relating to diversification, but operated as a diversified investment company as that term is defined in the 1940 Act.  The Acquiring Fund sets forth as a specific fundamental investment restriction that the Acquiring Fund will be a diversified Fund.  The remaining fundamental investment restrictions for the Acquiring Fund are phrased slightly different from those of the Acquired Fund.  While these investment restrictions are phrased differently, they are substantively the same and the differences in the investment restrictions will not impact the manner in which the Acquiring Fund is managed.  The fundamental investment restrictions, other than underwriting and diversification, for each of the Acquired Fund and the Acquiring Fund are set forth below:

The Acquired Fund may not:		The Acquiring Fund may not:
•	borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit;	•
issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

•
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;
•
purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

•
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;
•
purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

•
make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests; and
		•	make loans of money (except for the lending of its portfolio securities and purchases of debt securities consistent with the investment policies of the Fund); and
•
make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.  The SEC staff currently takes the position that a fund concentrates its investments in a particular industry if more than 25% of its net assets is invested in issuers within the industry.
•
invest in the securities of any one industry if as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that (a) the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The following lists the non-fundamental investment restrictions applicable to the Funds.  These restrictions can be changed by the respective Fund’s Board of Trustees, but the change will only be effective after notice is given to shareholders of the Fund.

Each Fund may not:

Invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.  Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing and investments in illiquid securities, if a percentage or rating restriction on investment or use of assets set forth in either Fund’s Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Funds will not be considered a violation.

In addition to the non-fundamental investment restriction noted above, the Acquired Fund also has the following non-fundamental investment restriction:

Other Investment Companies: The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a “fund of funds” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.”

The Acquiring Fund is also permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. The Acquiring Fund does not have a non-fundamental restriction against operating as a “fund of funds” identical to the restriction noted above for the Acquired Fund.  However, the Acquiring Fund does not intend to operate as a “fund of funds,” and does not invest in other investment companies as a principal investment strategy.

Fees and Expenses
The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, if you buy and hold shares of the Acquiring Fund as compared to shares of the Acquired Fund. This table and the Examples shown below are based on fees and expenses disclosed in the current prospectus for the Acquired Fund and on estimates for the Acquiring Fund’s shares. The Reorganization is not expected to result in an increase in shareholder fees and expenses.

	Acquired Fund	Acquiring Fund
Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets as a percentage of average net assets):
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees(1)	0.17%	0.25%
Other Expenses(1)	2.43%	1.17%
Total Annual Fund Operating Expenses	3.60%	2.42%
Less Fee Waiver/Expense Reimbursement	(2.24)%	(1.17)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.26%	1.25%

(1)
Because the Acquiring Fund is new, these expenses are based on estimated amounts for the Acquiring Fund’s current fiscal year.  “Other Expenses” for the Acquired Fund include the Fund’s proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies, which are referred to as “acquired fund fees and expenses.” The acquired fund fees and expenses of the Fund were less than 0.01% of the Fund’s average net assets for the fiscal year ended June 30, 2009.

(2)
The Adviser has contractually agreed through October 31, 2010 to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Acquired Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses do not exceed 1.25% of average daily net assets.  Pursuant to an operating expense limitation agreement between the Adviser and the Acquiring Fund, the Adviser has agreed to waive its management fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses do not exceed 1.25% of the Fund’s average net assets through February 28, 2011.  The current year’s operating expense limitation agreement can only be terminated by, or with the consent of, the TPM Board of Trustees.  The Adviser is permitted to seek reimbursement from the Acquiring Fund, subject to limitations, for management fees it waived and Acquiring Fund expenses it paid.

EXAMPLE
This example is intended to help you compare the costs of investing in either Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that each Fund’s operating expenses remain the same and that each Fund’s expense limitation agreement remains in force through February 28, 2011. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Acquired Fund	Acquiring Fund
1 Year	$128	$127
3 Years	$886	$643
5 Years	$1,665	$1,185
10 Years	$3,709	$2,667

Performance
The bar chart shows changes in the total returns of the Acquired Fund for each calendar year. The table includes several indexes against which performance is compared for one, five and ten year periods. The first index is a broad measure of market performance.  The other index shows how the Acquired Fund’s performance compares with the returns of an index of other mutual funds with characteristics similar to those of the Funds. The bar chart and table reflect all expenses and assumes that all dividends and capital gains distributions have been reinvested in new shares. The performance information represents only past performance before and after taxes, and does not necessarily indicate future results. If the Reorganization is approved by shareholders, the Acquiring Fund will acquire all of the assets and liabilities of the Acquired Fund. The Acquiring Fund also will assume the performance history of the Acquired Fund.

Acquired Fund
Calendar Year Returns as of December 31

During the period shown in the bar chart, the best performance for a quarter was 13.25% (for the quarter ended June 30, 2003).  The worst performance was -21.84% (for the quarter ended December 31, 2008).

Average Annual Total Returns	Periods Ended December 31, 2009
	One Year	Five Years	Ten Years
Barrett Growth Fund (Acquired Fund)
Return Before Taxes	20.77%	-0.72%	-3.20%
Return After Taxes on Distributions(1)	20.77%	-0.72%	-3.26%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	13.50%	-0.61%	-2.67%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Lipper Large-Cap Growth Funds index (reflects no deductions for fees, expenses, or taxes)	38.50%	1.01%	-4.51%

(1)
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)	The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Fund Expenses

The Acquiring Fund’s Shares will have the same management, distribution and service fees as the Acquired Fund. Fund expenses will differ with respect to “other expenses,” which include the fees of some of the Funds’ service providers as well as certain out-of-pocket expenses.  It is anticipated that the expenses of the Acquiring Fund will not exceed those of the Acquired Fund.  Certain expenses of the Acquiring Fund are expected to decrease due to economies of scale (such as legal, auditing and insurance costs). This decline in fees is expected to reduce total annual fund operating expenses before fee waivers and/or reimbursements by Adviser.

Distribution and Service (Rule 12b-1) Fee Comparison
Each Fund has adopted a distribution plan pursuant to Rule 12b-1 (each, a “Distribution Plan”) under the 1940 Act.  Under the Distribution Plan, each Fund is authorized to reimburse its distributor for expenses relating to the sale and distribution of the Fund’s shares (the “12b-1 Fee”).  The maximum amount of the 12b-1 Fee authorized is 0.25% of a Fund’s average daily net assets annually.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

In addition, each Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.  The Adviser, out of its own resources, and without additional cost to a Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to service fees paid by the Funds, if any.  These additional cash payments are generally made to intermediaries who provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Comparison of Shareholder Services

Purchase and Redemption Procedures
The Acquiring Fund will offer the same or substantially similar shareholder purchase and redemption services as the Acquired Fund, including telephone purchases and redemptions. Shares of each Fund may be purchased and redeemed at the net asset value of the shares as next determined following receipt of a purchase or redemption order, provided the order is received in proper form. Payment of redemption proceeds from the a Fund generally will be sent by mail or wire within three business days after processing by the Fund’s transfer agent after receipt of a redemption request in proper form. Payment of redemption proceeds from a Fund generally will be received within a week after processing by the Fund’s transfer agent after receipt of a redemption request in proper form.

Exchange Privileges: Shareholders of both Funds may exchange all or a portion of their shares in the Fund for shares of either the First American Prime Obligation Fund or the First American Tax Free Obligations Fund. The minimum exchange amount to establish an account in these Funds is $2,500. Exchanges between existing accounts must be in the amount of $100.  Once the Fund receives and accepts an exchange request, the purchase or redemption of shares will be effected at the Fund’s next determined net asset value.

Minimum Initial and Subsequent Investment Amounts
The Acquiring Fund will offer the same account minimums and automatic investment plan as the Acquired Fund. The initial minimum and subsequent investments applicable to both the Acquired Fund and Shares of the Acquiring Fund are summarized below:

	Minimum Initial Investment	Minimum Subsequent Investment	Minimum Dividend and Distribution Reinvestment
Regular Accounts	$2,500	$50	None
Qualified Retirement Accounts	$1,000	None	None
Coverdell Education Savings Accounts	$500	None	None

Both Funds reserve the right to waive or reduce the minimum investment amount under certain circumstances. Both Funds offer an automatic investment plan, which automatically deducts money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. The Funds permit subsequent investments of $50 under their respective automatic investment plans.

Redemptions
You may redeem any or all of your shares in a Fund by writing or telephoning the Fund, as well as by participating in either Fund’s systematic withdrawal plan. Shareholders with a current account value of at least $10,000 may adopt a systematic withdrawal plan to provide for monthly, quarterly or other periodic checks of $100 or more.

Dividends and Distributions
The Acquiring Fund will have the same dividend and distribution policy as the Acquired Fund. Shareholders who have elected to have dividends and capital gains reinvested in the Acquired Fund will continue to have dividends and capital gains reinvested in the Acquiring Fund’s Shares following the Reorganization.

Fiscal Year
The Acquired Fund currently operates on a fiscal year ending June 30th. Following the Reorganization, the Acquiring Fund will assume the financial history of the Acquired Fund and continue to operate on a fiscal year ending June 30th of each year.

Certain Comparative Information about the Trust and TPM
The Trust is organized as a Delaware statutory trust under an Amended and Restated Agreement and Declaration of Trust and By-Laws (the “Governing Documents”) and TPM is organized as a Delaware statutory trust under an Agreement and Declaration of Trust and By-Laws (also “Governing Documents”). There are no material differences in shareholder rights between the Governing Documents of the Trust and TPM.

THE ADVISER

The Adviser, the portfolio managers and the terms of the advisory agreement, including the advisory fee, as discussed below for the Acquired Fund, will be substantially identical for the Acquiring Fund.

The Adviser, Barrett Associates, Inc., 90 Park Avenue, New York, New York 10016, serves as investment adviser to the Acquired Fund.  The Adviser is a subsidiary of Legg Mason, Inc., Baltimore, Maryland since February 5, 2001, was founded in 1937 and currently manages over $1.2 billion of client assets, of which approximately $1 billion is invested in equity securities.  The Adviser implements the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies.

Pursuant to the terms of the Acquired Fund’s Investment Advisory Agreement, (the “Advisory Agreement”), as compensation for its investment management services the Adviser receives a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s daily net assets.  The Adviser has contractually agreed through October 31, 2010 to waive all or a portion of the advisory fee, or to assume as its own expense certain expenses otherwise payable by the Acquired Fund in order to limit the Acquired Fund’s total annual operating expenses to 1.25%.  The Adviser has contractually agreed to waive its management fee and/or reimburse the Acquiring Fund’s expenses so that total annual Acquiring Fund operating expenses (exclusive generally of interest, acquired fund fees and expenses, leverage and tax expenses, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses) do not exceed 1.25% of its average daily net assets, at least through February 28, 2011.  The Adviser is permitted to seek reimbursement from the Acquired Fund and the Acquiring Fund, subject to limitations, for fees it waived and expenses it paid with respect to both Funds, three years from the date fees were waived or reimbursed, without causing Total Annual Operating Expenses (with the aforementioned exclusions) to exceed the 1.25% cap.  Any such reimbursement is subject to the review and approval by the Funds’ respective Boards of Trustees.

The Adviser (not the Funds) may pay certain financial institutions (which may include banks, credit unions, brokers, securities dealers and other industry professionals) a fee for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders, to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Advisory Agreement between TPM, on behalf of the Acquiring Fund, and the Adviser, has been approved by the Board of Trustees of TPM.  A discussion of the factors that the Boards of Trustees considered in approving each Fund’s Advisory Agreement will be included in the respective Fund’s annual or semi-annual report, as applicable.

Portfolio Managers
The Adviser uses a team approach for security selection and decision-making, composed of the same team members for both Funds.  Robert J. Milnamow is the lead portfolio manager and has primary responsibility for the day-to-day investment decisions for the Fund.  E. Wells Beck is the other member of the portfolio management team.  The names and backgrounds of the portfolio management team members are as follows:

E. Wells Beck, CFA, Managing Director – Barrett Associates, Inc.
Mr. Beck is a graduate of Princeton University and received his M.B.A. from New York University.  Mr. Beck joined Barrett Associates in 2006.  He was previously an analyst and portfolio manager at Haven Capital Management in New York from 2001 to 2006.  From 2000 to 2001, Mr. Beck was a sell-side analyst in the research department of Prudential Securities covering a number of areas, including financial services.  He also has investment experience from positions he held at HSBC Investment Banking PLC in 1998 and Oppenheimer Capital International from 1994 to 1997.

Robert J. Milnamow, Senior Vice President, Chief Investment Officer and Director of Research – Barrett Associates, Inc.
Mr. Milnamow holds a B.A. from Pennsylvania State University and a M.B.A. from New York University.  Mr. Milnamow joined Barrett Associates in 2003, and in addition to his research and portfolio management responsibilities, he assists in the generation of new business.  Prior to joining Barrett Associates, Mr. Milnamow was Managing Member at Thayer Pond Capital, LLC from 2001-2003.  Mr. Milnamow was a research analyst and portfolio manager for Rockefeller & Co., where he was responsible for managing individual high net worth, foundation and endowment accounts from 1998-2001. Previously, he was a research analyst and portfolio manager for Phoenix Securities Group where he managed the Phoenix Total Return Fund and the Phoenix Variable Annuity Total Return Fund, and for Oppenheimer Funds where he managed the Main Street Income and Growth Fund.

REASONS FOR THE REORGANIZATION

The Reorganization is proposed primarily to provide shareholders with lower total annual fund operating expenses while providing substantially similar or increased shareholder services.

At a meeting of the Board of Trustees of the Trust held on January 13, 2010, the Trustees, including the Independent Trustees, considered the Plan of Reorganization substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the shareholders of the Acquired Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization. Based on information requested by the Board and provided by the Adviser, the Trustees compared the investment objectives and principal strategies of the Acquired Fund and the Acquiring Fund and concluded that the investment objective and principal investment strategies of the Acquired Fund and the Acquiring Fund are substantially identical and that the fundamental investment restrictions of the Acquired Fund and the Acquiring Fund are substantially similar.

Additionally, the Board noted that the Adviser will continue as investment adviser to the Acquiring Fund and that the Advisory Agreement between TPM and the Adviser is not materially different from the agreement currently in place between the Trust and Adviser. The Board also noted that operating expenses are expected to decline as a result of the Reorganization. In addition, because the Acquiring Fund is a series of a trust with multiple series and a larger amount of assets, certain expenses of the Acquiring Fund are expected to decrease due to economies of scale (such as legal, auditing and insurance costs). This decline in fees is expected to reduce total annual fund operating expenses before fee waivers and/or reimbursements by Adviser. The Adviser has contractually agreed to waive its fee and reimburse the Acquiring Fund’s expenses so that total annual Fund operating expenses do not exceed 1.25% of its average daily net assets, at least through February 28, 2011.

The Board also considered the cost and tax consequences of the Reorganization. The Board noted that Adviser has agreed to bear the expenses associated with the Reorganization and it is anticipated that the Fund and its shareholders will not bear any material direct or indirect expenses. In addition, the Board considered the fact that the Reorganization is intended to be a tax-free reorganization for federal income tax purposes, that there will be no direct or indirect federal income tax consequences of the Reorganization to the Fund or its shareholders, and that the Funds will receive a legal opinion to that effect prior to the Reorganization.

Based on the factors discussed above, the Board of Trustees of the Trust, including a majority of the Independent Trustees, unanimously determined that the Reorganization is in the best interests of the Fund, that the terms of the Plan of Reorganization are fair and reasonable, and that the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquired Fund unanimously recommends that shareholders approve the Plan of Reorganization.

SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

Below is a summary of the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.

General Plan of Reorganization
The Plan of Reorganization outlines several steps that will occur on the Closing Date, provided the Reorganization is approved by shareholders. First, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange solely for Shares of the Acquiring Fund and an assumption by the Acquiring Fund of all of the liabilities of the Fund. Immediately thereafter, the Acquired Fund will liquidate and distribute the Shares received from the Acquiring Fund to its shareholders in exchange for their shares of the Acquired Fund. This will be accomplished by opening an account on the books of the Acquiring Fund in the name of each shareholder of record of the Fund and by crediting to each such account with the shares due to the shareholder in the Reorganization. Every shareholder will own the same number of Shares of the Acquiring Fund as the number of Fund shares held by the shareholder immediately before the Reorganization. For example, if you held 100 shares of the Fund immediately prior to the Closing Date, those shares would be canceled and you would receive 100 Shares of the Acquiring Fund. The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.

Other Provisions
The Reorganization is subject to a number of conditions set forth in the Plan of Reorganization. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and TPM. The significant conditions include: (a) the receipt by the Trust and TPM of an opinion of counsel as to certain federal income tax aspects of the Reorganization, and (b) the approval of the Plan of Reorganization by shareholders of the Acquired Fund (which may not be waived). The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Funds, by the Board of Trustees of the Trust or the Board of Trustees of TPM. In addition, the Plan of Reorganization may be amended upon mutual agreement. However, shareholder approval would be required in order to amend the Plan of Reorganization subsequent to the shareholders meeting in a manner that would change the method for determining the number of Shares of the Acquiring Fund to be issued to shareholders of the Acquired Fund or if such amendment had a material adverse effect on shareholders.

OTHER SERVICE PROVIDERS

Upon reorganization, the Acquiring Fund will have the same custodian, administrator, transfer agent and fund accountant as the Acquired Fund. However, the Acquiring Fund will have a different distributor than the Acquired Fund.  Below is information on the new distributor, as well as information on service providers who will continue to provide substantially similar services to the Acquiring Fund as they currently provide to the Acquired Fund. A vote in favor of the proposed Reorganization will, in effect, constitute an approval by shareholders of the new service providers as governed by written service agreements and other agreements entered into by TPM.

Distributor
Upon reorganization, Quasar Distributors, LLC 615 East Michigan Street, Milwaukee, Wisconsin 53202, (the “Distributor”), will serve as distributor and principal underwriter to the Acquiring Fund.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Acquiring Fund will be offered on a continuous basis. Legg Mason Investor Services, LLC, 100 Light Street, Baltimore, MD 21202, currently provides similar services for the Acquired Fund.

Administrator, Fund Accounting and Transfer Agency Services
U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the “Administrator”), serves as the Acquired Fund’s administrator, and will also serve as the administrator to the Acquiring Fund upon reorganization.  The Administrator provides certain administrative services to the Funds, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the applicable trust of all documents required to be filed for compliance by the trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  USBFS also acts as fund accountant, transfer agent and dividend disbursing agent to both the Acquired Fund and the Acquiring Fund.

Custodian
U.S. Bank, N.A., an affiliate of USBFS, serves as the custodian of each Fund’s assets (the “Custodian”).  The Custodian’s address is 1555 North River Center Drive, Milwaukee, Wisconsin, 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.  U.S. Bank, N.A. and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganization, the operations of the Acquiring Fund will be overseen by TPM’s Board of Trustees in a substantially similar manner as the Acquired Fund is overseen by the Trust’s Board of Trustees. The business of TPM is managed under the direction of the Board in accordance with Governing Documents, which have been filed with the SEC. The Board consists of four (4) individuals, three (3) of whom are Independent Trustees.  The Trust’s Board of Trustees consists of five (5) individuals, four (4) of which are Independent Trustees.

Pursuant to the Governing Documents of TPM, the Trustees shall elect officers including a President, a Secretary, a Treasurer, and a Principal Accounting Officer. The Trustees also retain the power to conduct, operate and carry on the business of TPM and have the power to incur and pay any expenses, which, in the opinion of the Trustees, are necessary or incidental to carry out any of TPM’s purposes. The Trustees of the Trust possess similar powers to elect officers and conduct, operate and carry on the business of the Trust. The Trustees, officers, employees and agents of TPM, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust offers the same limitation of liability to its Trustees, officers, employees and agents.

Following is a list of the Trustees and executive officers of TPM and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and officer is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee*	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Independent Trustees
Dr. Michael D. Akers Age: 54	Trustee	Indefinite Term; Since August 22, 2001	22	Professor and Chair, Department of Accounting, Marquette University (2004-present); Associate Professor of Accounting, Marquette University (1996-2004).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).
Gary A. Drska Age: 53	Trustee	Indefinite Term; Since August 22, 2001	22	Captain, Midwest Airlines, Inc. (airline company) (2000-present); Director, Flight Standards & Training (July 1990-December 1999).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).
Jonas B. Siegel Age: 66	Trustee	Indefinite Term; Since October 23, 2009	22
Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-Present); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997-2007); President, CAO and CCO, Granum Securities, LLC (a broker dealer) (1997-2007).
					None.

Interested Trustee and Officers
Joseph C. Neuberger* Age: 47	Chairperson, President and Trustee	Indefinite Term; Since August 22, 2001	22	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).
John P. Buckel Age: 52	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 10, 2008 (Vice President); Since September 10, 2008 (Treasurer)	N/A	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004-Present); Mutual Fund Administrator, United Missouri Bank (2000-2004).	N/A

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee*	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Kristin M. Cuene Age: 40+	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 23, 2009 (CCO); Since January 18, 2010 (AML Officer)	N/A	Attorney, Compliance Officer, U.S. Bancorp Fund Services, LLC (2008-Present); Attorney, Investment Management, Quarles & Brady, LLP (2007-2008); Student, University of Pennsylvania (2004-2007).	N/A
Rachel A. Spearo Age: 30	Secretary	Indefinite Term; Since November 15, 2005	N/A	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (September 2004-present).	N/A
Jennifer A. Lima Age: 35	Assistant Treasurer	Indefinite Term; Since January 10, 2008	N/A	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002-Present).	N/A
* Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

EXPENSES OF THE REORGANIZATION

The Adviser has agreed to bear all expenses associated with the transactions contemplated by the Plan of Reorganization, including expenses associated with the solicitation of proxies.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  No gain or loss will be recognized as a consequence of the Reorganization by either Fund, nor will a gain or loss be recognized by the shareholders of the Acquired Fund as a result of the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund.  In addition, the holding period and aggregate tax basis for Acquiring Fund shares that are received by an Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder. As a condition to the consummation of the Reorganization, the Trust, on behalf of the Acquired Fund, and TPM, on behalf of the Acquiring Fund, will have received a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by the Trust and TPM and certifications received from the Trust and TPM on behalf of each of the Acquired Fund and the Acquiring Fund.

Opinions of counsel are not binding upon the IRS or the courts.  If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to its corresponding Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the closing of a Reorganization, the Acquired Fund will distribute to its shareholders any undistributed income and gains to the extent required to avoid entity level tax or as otherwise deemed desirable.

General Limitation on Capital Losses.  Capital losses of a fund can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains, subject to an annual limitation if there is a more than 50% “change in ownership” of a fund.  If, as is anticipated, at the time of the closing of the Reorganization the Acquiring Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of the Acquired Fund on a combined basis post-Reorganization.  Thus, no annual limitation will apply to use of the Acquired Fund’s capital loss carryovers, if any, as a result of the Reorganization.  At June 30, 2009, the Acquired Fund had accumulated capital loss carryforwards on a tax basis of $2,166,917 (expiring between 2012 and 2017) together with a deferred post-October loss of $1,153,310, which will be recognized in the Acquired Fund’s fiscal year ending June 30, 2010.

Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.  You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances.  You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganization. As of the record date for the Special Meeting, December 31, 2009 (the “Record Date”), the following shareholders were considered to be principal shareholders of the Acquired Fund:

SHAREHOLDER OF RECORD AS OF DECEMBER 31, 2009	TYPE OF OWNERSHIP	% of FUND
Barrett Associates, Inc. 401(k) Account 90 Park Avenue New York, NY 10016	Record	7.18%

MacPherson Family Trust 90 Park Avenue New York, NY 10016	Record	12.00%

As of September 30, 2009, no person owned a controlling interest (i.e. more than 25%) in the Fund.

SECURITY OWNERSHIP OF MANAGEMENT

As of the close of business on the Record Date, the officers and Trustees, as a group, owned less than 1% of the outstanding shares of the Barrett Growth Fund.

VOTING SECURITIES AND VOTING INFORMATION

General Information
The close of business on December 31, 2009 is the Record Date for determining the shareholders entitled to notice of and to vote at the meeting or any adjournment(s) thereof. There were 1,536,834.36 shares of beneficial interest of the Acquired Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the meeting. The presence, in person or by proxy, of the holders of at least 33 1/3% of the outstanding shares of beneficial interest of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the meeting. The Trust’s Governing Documents require an affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Acquired Fund, or (ii) 67% or more of the shares of the Acquired Fund present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy to approve the Reorganization.

Voting Rights
Although it is not expected that the Acquired Fund will receive “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) because there is only one proposal in this proxy statement, abstentions and broker non-votes will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting with respect to the Acquired Fund, without further notice to the shareholders of the Acquired Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

A shareholder of the Acquired Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Trust’s Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the Shares of the Acquiring Fund that they receive in the transaction at their then-current net asset value. Shares of the Acquired Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

▪	delivering written notice of the proxy’s revocation to the President of the Trust at the above address prior to the meeting;

▪	submitting a properly-executed proxy bearing a later date, but dated prior to the meeting; or

▪	attending and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES

We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. The Adviser, the investment adviser for the Acquired Fund and proposed investment adviser for the Acquiring Fund, is paying for the costs of this proposed reorganization, and is paying for the expense of preparing, printing, and mailing of this Proxy Statement, the enclosed proxy card, and other expenses relating to the shareholder meeting. Employees of the Adviser may make solicitations to obtain the necessary shareholder representation at the meeting, but will receive no additional compensation for doing so. The Adviser has hired The Altman Group to assist in the mailing of proxy materials and tabulation of proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate proxy materials you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-363- 6333 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request.

OTHER BUSINESS

The Trust and TPM do not hold annual meetings of shareholders. There normally will be no meeting of shareholders for the purpose of electing Trustees of TPM unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the proxy statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of TPM at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

More information about the Acquired Fund and the Acquiring Fund is included in: (i) the Acquiring Fund’s Prospectus dated February 12, 2010, which accompanies this Proxy Statement and is incorporated by reference and considered a part of this Proxy Statement; and (ii) the Statement of Additional Information dated February 12, 2010 relating to the Acquiring Fund’s Prospectus, which is incorporated by reference herein and considered a part of this Proxy Statement; (iii) the Acquired Fund’s Prospectus dated October 28, 2009 (as it may be amended), which is incorporated by reference herein and considered a part of this Proxy Statement; and (iv) the Statement of Additional Information dated October 28, 2009 (as it may be amended) relating to the Acquired Fund’s Prospectus.

You may request free copies of the Acquired Fund’s Prospectus or Statement of Additional (including any supplement) by calling the phone number or writing to the address listed on the first page of this Proxy Statement. You may request free copies of the Acquiring Fund’s Prospectus or Statement of Additional Information by calling 877-363-6333, or by writing to Barrett Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

This Proxy Statement omits certain information contained in the registration statements for each of the Acquired Fund and the Acquiring Fund. Reference is hereby made to each registration statement and to the exhibits and amendments thereto for further information with respect to the Acquired Fund and the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each of the Acquired Fund and the Acquiring Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

By Order of the Board of Trustees

/s/ Paula J. Elliott

Paula J. Elliott, Secretary
The Barrett Funds
March 1, 2010
EXHIBITS:

Exhibit A – Agreement and Plan of Reorganization

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of ________, ____, by and between The Barrett Funds, a Delaware statutory trust, with its principal place of business at 90 Park Avenue, New York, New York 10016, with respect to the Barrett Growth Fund (the “Acquired Fund”), a separate series of The Barrett Funds, and Trust for Professional Managers (“TPM”) a Delaware statutory trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, with respect to the Barrett Growth Fund, a separate series of TPM (the “Acquiring Fund” and, collectively with the Acquired Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all liabilities (as set forth in paragraph 1.3 below)of the Acquired Fund; and (iii) the distribution, after the Closing hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other Fund or the assets of any other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.  The Acquiring Fund is, and will be immediately prior to Closing, a shell series, without assets (other than seed capital) or liabilities, created for the purpose of acquiring the assets and liabilities (as set forth in paragraph 1.3 below) of the Acquired Fund.

WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of TPM and The Barrett Funds, respectively, and TPM and The Barrett Funds are open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest; and

WHEREAS, the Trustees of The Barrett Funds have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’ LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1           THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (i) to deliver to the Acquired Fund in exchange for the net assets attributable to the Acquired Fund shares, a number of Acquiring Fund shares (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund share computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing date provided for in paragraph 3.1 (“Closing Date”).

1.2    ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of any kind and nature, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

The Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments.

1.3    LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date. The Acquired Fund will use its best efforts to discharge all known liabilities prior to or at the Valuation Date (as defined in paragraph 2.1) to the extent possible and consistent with its own investment objectives and policies and normal business operations.

1.4    LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing as is conveniently practicable (the “Liquidation Date”): (a) the Acquired Fund will make a liquidating distribution, pro rata to its shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and represent the respective pro rata number of Acquiring Fund Shares due such shareholders.  The aggregate net asset value of the Acquiring Fund shares issued pursuant to this paragraph will equal the aggregate net asset value of the Acquired Fund shares, each as determined on the Valuation Date using the valuation procedures set forth below.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund shares that are held of record by the Acquired Fund Shareholders at the Effective Time on the Closing Date.

1.5    OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Acquired Fund, in an amount equal in value to the NAV of the Acquired Fund’s shares, to be distributed to shareholders of the Acquired Fund.

1.6    TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7    REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the Closing Date, and such later date on which the Acquired Fund is terminated.

1.8    TERMINATION. As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1    VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in The Barrett Funds’ Declaration of Trust and the Acquired Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2    VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in TPM’s Agreement and Declaration of Trust and the Acquiring Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3`    SHARES TO BE ISSUED. The number of the Acquiring Fund’s shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of each corresponding Acquired Fund’s shares then outstanding. Upon the Acquired Fund’s liquidating distribution each holder of shares of the Acquired Fund will receive shares of the corresponding Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4    DETERMINATION OF VALUE. All computations of value shall be made by U.S. Bancorp Fund Services, LLC, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Acquired Fund, as the case may be.  The Acquiring Fund and Acquired Fund agree, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1    CLOSING DATE. The closing (the “Closing”) will be on or about March 30, 2010, or such other date(s) as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at such other time and/or place as the parties may agree.

3.2    CUSTODIAN’S CERTIFICATE. U.S. Bank N.A., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3    EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4    TRANSFER AGENT’S CERTIFICATE. U.S. Bancorp Fund Services, LLC, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause U.S. Bancorp Fund Services, LLC, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of The Barrett Funds or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1    REPRESENTATIONS OF THE ACQUIRED FUND. The Barrett Funds and the Acquired Fund represent and warrant to TPM and the Acquiring Fund as follows:

(a)    The Acquired Fund is a separate series of a statutory business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)    The Acquired Fund is a separate series of a Delaware statutory business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and such Delaware statutory business trust’s registration with the U.S. Securities and Exchange Commission (the “SEC”) is in full force and effect.

(c)    The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)    The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of The Barrett Funds’ Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)    The Acquired Fund has no material contracts or other commitments (other than this Agreement) that if terminated will result in material liability to the Acquired Fund, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities.

(f)    Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(g)    The financial statements of the Acquired Fund are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of December 31, 2009, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(h)    Since December 31, 2009, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(i)    At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to be filed by such date (giving effect to extensions), shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof.  All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)    All issued and outstanding shares of the Acquired Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

(k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(l)    The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund’s Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)    The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)    From the date of this Agreement through the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Statement to be prepared, filed and distributed in accordance with Schedule 14A (as further defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o)    From the effective date of  this Agreement through the effective date of the  Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund’s Shareholders and on the Closing  Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading

(p)           The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date.  The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code.  The Acquired Fund has duly filed all federal, state, local and foreign tax returns that are required to have been filed, and all taxes of the Acquired Fund that are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect.  The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

(q)   The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus and Statement of Additional Information, except as previously disclosed in writing to the Acquired Fund.

(r)    The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.4.

(s)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by The Barrett Funds, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2    REPRESENTATIONS OF THE ACQUIRING FUND. TPM and the Acquiring Fund represent and warrant to The Barrett Funds and the Acquired Fund as follows:

(a)    The Acquiring Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)    The Acquiring Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company under the 1940 Act, and such Delaware statutory trust’s registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)    The current Prospectus and Statement of Additional Information of the Acquiring Fund shall conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)    With respect to the Acquiring Fund, the execution, delivery and performance of this Agreement will not result in a violation of any material provision of TPM’s Agreement and Declaration of Trust or By-laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)    Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)    There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than those issued to a seed capital investor (which shall be an affiliate of the Acquiring Fund) in order to commence operations of the Acquiring Fund;

(g)    All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(h)    The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)    The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)    From the effective date of this Agreement through the Closing Date, any written information furnished by TPM with respect to the Acquiring Fund for use in the Proxy Statement (as defined in paragraph 5.8, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)    From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by TPM with respect to the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(l)    The Acquiring Fund agrees to use all commercially reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(m)    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by TPM, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by TPM, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(n)    The Acquiring Fund intends to elect and qualify as a RIC under the Code and will continue to qualify as a RIC through the end of its first taxable year, and is a fund that is treated as a separate corporation under Section 851(g) of the Code.

(o)           The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of TPM created within the last 12 months, without assets (other than seed capital) or liabilities, formed for the purpose of receiving the assets and assuming the liabilities of the Acquired Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the Adviser or its affiliate to secure any required initial shareholder approvals.  On the Closing Date, the Acquiring Fund will have no assets other than nominal capital contributed by the Adviser or its affiliate.

(p)           The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by the Adviser or its affiliates.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1    OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund.

5.2    APPROVAL OF SHAREHOLDERS. The Barrett Funds will call a special meeting of Acquired Fund’s Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3    INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4    ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5    FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6    STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Cohen Fund Audit Services, Ltd. and certified by The Barrett Funds’ Treasurer.

5.7    PREPARATION OF POST-EFFECTIVE AMENDMENT.   TPM covenants that it will have prepared and filed a post-effective amendment to the TPM registration statement on Form N-1A for the purpose of creating the Acquiring Fund and registering its shares. The post-effective amendment will be effective on or before the Closing Date.

5.8    PREPARATION OF SCHEDULE 14A PROXY STATEMENT.  TPM and the Acquiring Fund covenant that they will prepare, coordinate with the Acquired Fund the filing with the Commission, and deliver to the Acquired Fund shareholders in connection with such meeting, a proxy statement on Schedule 14A (“Proxy Statement”) in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.  The Acquired Fund covenants that it will provide TPM and the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.

5.9    INDEMNIFICATION.

(a)           The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b)    The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1    All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by TPM’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2    The post-effective amendment on Form N-1A filed by TPM with the SEC to create the Acquiring Fund has been declared effective by the Commission.

6.3    As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1    All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by The Barrett Funds’ President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of The Barrett Funds.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of The Barrett Funds’ Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2    On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3    All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    Unless the Acquired Fund has been advised by the Acquiring Fund that the Acquiring Fund will deliver an opinion of counsel that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Acquired Fund shall have declared on or prior to the Valuation Date and paid before the Closing Date a dividend or dividends with a record and ex-dividend date on or prior to such Valuation Date, which, together with all previous such dividends, shall have the effect of distributing to its shareholders (A) all of Acquired Fund’s investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date and (B) all of Acquired Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such short taxable year (in each case after reduction for any capital loss carryover).

8.6    The parties shall have received a favorable opinion of Stradley, Ronon, Stevens & Young, LLP (“Stradley Ronon”) dated as of the Closing Date and addressed to the Acquiring Fund and Acquired Fund substantially to the effect that for federal income tax purposes with respect to the Acquired Fund:

(a)    The transfer of all of the Acquired Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund as set forth in paragraph 1.3 above (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders and the termination of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)    No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund.

(c)    No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund’s Shareholders in exchange for such shareholders’ shares of the Acquired Fund.

(d)    No gain or loss will be recognized by the Acquired Fund’s Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares in the Reorganization.

(e)    The adjusted tax basis of Acquiring Fund Shares received by each of the Acquired Fund’s Shareholders pursuant to the Reorganization will be the same as the adjusted tax basis of the Acquired Fund Shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each of the Acquired Fund’s Shareholders will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

(f)    The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

(g)    For purposes of Section 381 of the Code, either (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder; or (ii) the Acquiring Fund will be treated as the same corporation as the Acquired Fund and the tax attributes of the Acquired Fund described in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization.

Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein.  Such opinion shall be based on customary assumptions and such representations as Stradley Ronon may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

9.1    Except as otherwise provided for herein, the Adviser, or an affiliate thereof, shall bear all expenses of the transactions contemplated by this Agreement. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement on Schedule 14A under the 1934 Act covering the solicitation of the approval of the transaction contemplated herein by the Acquired Fund’s Shareholders and expenses of the preparation and filing on Form N-1A with respect to the Acquiring Fund; (b) postage; (c) printing; (d) accounting fees; (e) legal and audit fees including reasonable fees for this transaction of the Acquired Fund’s counsel and counsel of the Acquired Fund’s Independent Trustees; (f) proxy solicitation costs of the transactions; (g) the cost of winding up and liquidating the Acquired Fund; and (h) all fees listed on the closing/transfer of assets schedule provided by The Barrett Funds and U. S. Bancorp Fund Services, LLC.  The Adviser, or an affiliate thereof, shall remain liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement, pursuant to paragraph 11.1.  Notwithstanding the foregoing, the Adviser, or an affiliate thereof, will assume or pay only those expenses that are solely and directly related to the proxy statement, proxy solicitation and Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Acquired Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1    TPM, on behalf of the Acquiring Fund, and The Barrett Funds, on behalf of the Acquired Fund, agrees that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2    The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1    This Agreement may be terminated by the mutual agreement of TPM and The Barrett Funds. In addition, either TPM or The Barrett Funds may at its option terminate this Agreement at or prior to either Closing Date due to:

(a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, TPM, The Barrett Funds, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund’s Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such Shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of TPM personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of TPM.  The execution and delivery of this Agreement have been authorized by the Trustees of TPM on behalf of the Acquiring Fund and signed by authorized officers of TPM, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in TPM’s Agreement and Declaration of Trust.

13.6    It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of The Barrett Funds personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of The Barrett Funds. The execution and delivery of this Agreement have been authorized by the Trustees of The Barrett Funds on behalf of the Acquired Fund and signed by authorized officers of The Barrett Funds, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in The Barrett Funds’ Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

THE BARRETT FUNDS, on behalf of the Acquired Fund

By: _________________________________
Name:         Peter H. Shriver
Title:           President

TRUST FOR PROFESSIONAL MANAGERS, on
behalf of the Acquiring Fund

By: ________________________________
Name:         Joseph C. Neuberger
Title:           President

BARRETT ASSOCIATES, INC., with respect
to Paragraph 9.1 only

By: _________________________________
Name:         Peter H. Shriver
Title:           President

PROXY CARD FOR BARRETT GROWTH FUND Proxy for Special Meeting of Shareholders - March 29, 2010

The undersigned hereby constitutes and appoints Peter H. Shriver, Paula J. Elliott and Angella Blackwood, their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the Special Meeting of shareholders of the Fund, or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

Shareholder registration Printed here
QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-896-3197. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Barrett Growth Fund Shareholder Meeting to Be Held on March 29, 2010

The proxy statement for this meeting is available at: www.proxyonline.com/docs/barrettgrowthfund.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

BARRETT GROWTH FUND

Proxy for Special Meeting of Shareholders — March 29, 2010

VOTING OPTIONS:
MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

If you have misplaced the postage paid envelope, you may return your completed proxy card to:

The Altman Group P.O. BOX 238 Lyndhurst, NJ 07071-9902 Attn: Tabulation Department	Shareholder sign here Date

Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

BARRETT GROWTH FUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.
YOUR PROMPT ATTENTION WILL HELP TO AVOID
THE EXPENSE OF FURTHER SOLICITATION.

Remember to sign and date the reverse side before mailing in your vote.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THIS PROPOSAL.  IF NO DIRECTION IS MADE, AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY WILL BE VOTED FOR THE PROPOSAL.   AS TO ANY OTHER MATTER, SAID ATTORNEYS WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

To vote the proxy, please use the boxes below.
FOR	AGAINST	ABSTAIN
Proposal 1:to approve a proposed Agreement and Plan of Reorganization for the Barrett Growth Fund, a series of The Barrett Funds (the “Acquired Fund”), and the Barrett Growth Fund (the “Acquiring Fund”), a series of Trust for Professional Managers (“TPM”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed pro-rata by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund, which has identical investment policies and strategies and substantially similar investment restrictions as the Acquired Fund.
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